SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                          (AMENDMENT NO. ____________)

Filed by the Registrant [X]
Filed by a Party other than the Registration [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          WATERSIDE CAPITAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box);

[X]      No fee required

[ ]      $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A

[ ]      Fee computed on table below per Exchange Act Rules 14a6(i)(4) and O-11.

      1) Title of each class of securities to which transaction applies:

                  Common Stock
         -----------------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5) Total fee paid:

         -----------------------------------------------------------------------


[ ]      Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:------------------------------------------------

      2) Form Schedule or Registration Statement No.:---------------------------

      3) Filing Party:----------------------------------------------------------

      4) Date Filed:------------------------------------------------------------

                   [WATERSIDE CAPITAL CORPORATION LETTERHEAD]

                        300 East Main Street, Suite 1380
                             Norfolk, Virginia 23510

                                September 7, 1999

Dear Shareholder:

          You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Waterside Capital Corporation that will be held at Nauticus, One Waterside Drive, Norfolk, Virginia 23510 at 11:00 a.m. Eastern Time on Monday, October 25, 1999.

         Enclosed are a Notice of the Annual Meeting, a Proxy Card, and a Proxy Statement containing information about the matters to be acted upon at the meeting. Directors and officers of the Company as well as a representative of KPMG LLP will be present at the Annual Meeting to respond to any questions our shareholders may have.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. Accordingly, we urge you to sign and date the enclosed Proxy Card and promptly return it to us in the enclosed, self-addressed, postage-paid envelope, even if you are planning to attend the meeting. If you attend the meeting, you may vote in person, even if you have previously returned a Proxy Card.

          We look forward to the 1999 Annual Meeting of Shareholders, and we hope you will attend the meeting or be represented by proxy.

                                           Sincerely,

                                            /s/ J. Alan Lindauer
                                            ---------------------------------
                                           J. ALAN LINDAUER, President and Chief
                                           Executive Officer

                          WATERSIDE CAPITAL CORPORATION
                        300 EAST MAIN STREET, SUITE 1380
                             NORFOLK, VIRGINIA 23510

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                OCTOBER 25, 1999

TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of Waterside Capital Corporation will be held at Nauticus, One Waterside Drive, Norfolk, Virginia 23510 at 11:00 a.m. Eastern Time on Monday, October 25, 1999 for the following purposes:

         1. To elect 21 directors to hold office for a term of one year and until their respective successors are elected and qualified;

         2. To approve an amendment to the Company's 1998 Employee Stock Option Plan, a copy of which is attached as Exhibit A;
                                                              ---------

         3. To ratify the appointment of KPMG LLP as the Company's independent auditors for 2000; and

         4. To act upon such other matters as may properly come before the meeting or any adjournment thereof.

         Information concerning the matters to be acted upon at the meeting is set forth in the accompanying Proxy Statement. The Board of Directors has established the close of business on August 31, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                           By Order of the Board of Directors

                                            /s/ Gerald T. McDonald
                                           -------------------------------------
                                           Gerald T. McDonald, Secretary

Norfolk, Virginia
September 7, 1999

PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR THROUGH YOUR PROXY.

                                 PROXY STATEMENT

         This Proxy Statement and the enclosed proxy card ("Proxy") are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Waterside Capital Corporation (the "Company") to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at held at Nauticus, One Waterside Drive, Norfolk, Virginia 23510 at 11:00 a.m. Eastern Time on Monday, October 25, 1999 and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

         Only shareholders of record at the close of business on August 31, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. This Proxy is being mailed on or about September 7, 1999.

REVOCABILITY OF PROXY

         Execution of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. If your Proxy is properly signed, received by the Company and not revoked by you, the shares to which it relates will be voted at the Annual Meeting in accordance with your instructions. If a shareholder does not return a signed Proxy, his or her shares cannot be voted by proxy.

PERSON MAKING THE SOLICITATION

         The cost of soliciting Proxies will be borne by the Company. The Company has retained Reliance Trust Company to assist in the solicitation of proxies from brokers and nominees and in the counting of proxies. The Company will pay Reliance Trust Company approximately $500 plus out-of-pocket expenses for this assistance. In addition to solicitation by mail, the Company will request banks, brokers, and other custodians, nominees, and fiduciaries to send proxy material to the beneficial owners and to secure their voting instructions if necessary. The Company, upon request, will reimburse them for their expenses in so doing. Officers of the Company may solicit Proxies personally, by telephone or by telegram from some shareholders if Proxies are not received promptly, for which no additional compensation will be paid.

VOTING SHARES AND VOTE REQUIRED

         On the Record Date, the Company had 1,491,937 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting.

         Under the laws of Virginia, the Company's state of incorporation, "shares present in person or represented by proxy and entitled to vote" are determinative of the outcome of the matter that is subject to the vote. Abstentions are considered "shares present in person or represented by proxy," but broker non-votes are not, based on the Company's understanding of Virginia law and the Company's Articles of Incorporation and Bylaws. All shareholder meeting proxies, ballots, and tabulations that identify individual shareholders are kept confidential, and will not be available for examination, nor will the identity or the vote of any shareholder be disclosed except as may be necessary to meet legal requirements. Votes will be counted and certified by Reliance Trust Company, which will act as the inspector of elections.

         Unless specified otherwise, the Proxy will be voted as follows:

         (1) FOR the election of the 21 nominees to serve as directors of the Company for a one-year term and until their respective successors are duly elected and qualified;

         (2) FOR the amendment of the Company's 1998 Employee Stock Option Plan, a copy of which is attached hereto as Exhibit A; and
         (3) FOR the ratification of the appointment of KPMG LLP as independent auditors for 2000;

Management is not aware of any other matters to be presented for action at the Annual Meeting, but if such matters are properly presented, this proxy will be voted in the discretion of the Proxy holders "for" or "against" such other matters as may properly come before the Annual Meeting

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as of August 31, 1999 relating to the beneficial ownership of the Company's Common Stock by (i) each of the Company's directors and the executive officer identified in the Compensation Table who own Common Stock, (ii) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the Common Stock, and (iii) all of the Company's directors and executive officers as a group.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK


Name and Address of Beneficial Owner(1)                     Amount of Beneficial           Percent of Class
---------------------------------------                     --------------------           ----------------
                                                                  Ownership
                                                                  ---------


James E. Andrews                                                   14,700                          1.0

J.W. Whiting Chisman, Jr.                                          33,127                          2.2

Jeffrey R. Ellis                                                    9,975                           *

Eric L. Fox                                                         5,500                           *

Marvin S. Friedberg                                                30,750(2)                       2.1

Roger L. Frost                                                     10,500(3)                        *

Ernest F. Hardee                                                   60,000(4)                       4.0

Henry U. Harris, III                                                6,300(5)                        *

J. Alan Lindauer                                                   71,344(6)                       4.7

Robert I. Low                                                       4,045                           *

Harold J. Marioneaux, Jr.                                           5,250                           *

Peter M. Meredith, Jr.                                             61,265(7)                       4.1

Charles H. Merriman, III                                            1,000                           *

Augustus C. Miller                                                 11,700                           *

Juan M. Montero, II                                                29,085(8)                       1.9

R. Scott Morgan, Sr.                                                2,100                           *

Richard G. Ornstein                                                10,500                           *

Jordan E. Slone                                                    14,700(9)                       1.0

All officers and directors as a Group (25 persons)                399,819                         26.5
-----------------------------------

(1) All directors and the executive officer identified above receive mail at the Company's corporate executive offices at 300 East Main Street, Suite 1380, Norfolk, Virginia 23510.

(2)      Includes 30,750 shares owned by Mr. Friedberg's wife.
(3) Includes 10,500 shares held by Goodman & Company 401(k) Profit Sharing Plan for the benefit of Mr. Frost.
(4)      Includes 9,870 shares owned by Mr. Hardee's wife.
(5) Includes 5,250 shares held by DanSan, a general partnership, of which Mr. Harris is one of two general partners.
(6) Includes 42,000 shares held by Hometown Bank & Co. for the J. Alan Lindauer Profit Sharing Plan, 18,900 shares which Mr. Lindauer has the right to acquire within 60 days through the exercise of options granted under the 1998 Employee Plan, and 1,649 under the Company's 401(k) plan.
(7) Includes (i) 10,500 shares held by Meredith Realty Company, L.L.C., of which Mr. Meredith is a member, (ii) 33,455 shares held by Pomar Holding Company, L.L.C., of which Mr. Meredith is a member, (iii) 3,885 shares owned by Mr. Meredith's wife, and (iv) 2,100 shares held in trust for the benefit of Mr. Meredith's son.
(8) All of which are held by Juan M. Montero II M.D. P.C. Profit Sharing and Money Purchase Pension Plan for benefit of Dr. Montero.
(9) All of which are held by Garden Capital Acquisitions, LLC of which Mr. Slone is a member.

 *Represents less than one percent (1%) interest.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         For the fiscal year ended June 30, 1999, the Company paid a fee of $88,000 to a partnership owned 50% by J. Alan Lindauer, the Company's President and Chief Executive Officer and a director of the Company, and 50% by Augustus
 C. Miller, a director of the Company, for the use of an airplane. The Company believes the fees paid this partnership are at a fair market rate. This arrangement has been approved by the disinterested members of the Board of Directors.


                        PROPOSAL 1. ELECTION OF DIRECTORS

         The Company's Board of Directors is currently comprised of 21 members. Directors serve for a term of one year and hold office until their successors are duly elected and qualify. The Board of Directors recommends that the 21 nominees be elected to the Board of Directors. Proxies received will be voted for the election of these 21 nominees unless marked to the contrary. A shareholder who desires to withhold voting of the Proxy for the nominees may so indicate on the Proxy. Each of the nominees has consented to be named as a nominee and has indicated his intent to serve if elected. If any nominee becomes unable to serve, the Proxy will be voted for a substitute nominee to be designated by the Board of Directors, or the number of directors will be reduced.

         The following information relates to the nominees. There are no family relationships among any of the nominees, nor among any of the nominees and any officer. Charles H. Merriman, III has been selected as a nominee pursuant to a contract between the Company and Scott & Stringfellow. Other than Mr. Merriman, there is no understanding between any nominee and any other person pursuant to which the nominee was selected. Each officer serves at the discretion of the Board of Directors, subject to any employment contract rights.

NOMINEES

JAMES E. ANDREWS, 61, has served as a director of the Company since May 1997. Since 1974, Mr. Andrews has been the principal owner of Anzell Automotive, Inc., an automotive repair firm and franchisor of automotive repair shops.

DONNA C. BENNETT, 38, has served as a director of the Company since September 1996. She is a Vice-President of First Union Bank and has been employed since 1985 with First Union Bank, or its predecessors, in various capacities.

J. W. WHITING CHISMAN, JR., 58, has served as a director of the Company since February 1994. Since 1988, he has been President of Dare Investment Company, a land developer and investor in equities.

JEFFREY R. ELLIS, 55, has served as a director of the Company since August 1997. Between 1973 and 1986, Mr. Ellis was the President and Chief Executive Officer of Ridgewell Caterers, Inc. Since 1986, he has been a private investor.

ERIC L. FOX, 52, has served as a director of the Company since July 1993. In 1975, Mr. Fox joined the investment firm of Kidder, Peabody & Co. which was acquired by Paine Webber in 1995. He is currently a Portfolio Manager of Paine Webber.

MARVIN FRIEDBERG, 56, has served as a director since May 1999. Since 1989, he has served as a chief executive officer of Virginia Commonwealth Trading Company, a firm engaged in international trading.

ROGER L. FROST, 67, has served as a director of the Company since May 1997. Between 1956 and 1997, he was an accountant with Goodman & Company, a firm of Certified Public Accountants, from which he retired as a senior partner in 1997.

ERNEST F. HARDEE, 59, has served as a director of the Company since September 1997. Since 1963, he has been President and Chief Executive Officer of Hardee Realty Corporation, a real estate brokerage firm. He also served as a director of Branch Bank & Trust Corp. from 1995 through early 1999.

HENRY U. HARRIS, III, 46, has served as a director of the Company since September 1997. Since 1980, he has been Portfolio Manager of Virginia Investment Counselors, Inc., a financial consulting firm, of which he is now President. Since 1991, he has been the vice-chairman of the Board of Directors of Heritage Bank & Trust.

J. ALAN LINDAUER, 60, has served as a director since July 1993 and as Chairman of the Executive Committee of the Company since December 1993 and since March 1994 as its President and Chief Executive Officer. Mr. Lindauer is a Certified Management Consultant.

ROBERT I. LOW, 62, has served as a director of the Company since July 1993. Mr. Low is a senior partner of Goodman & Company, a firm of Certified Public Accountants. He has been with that firm since 1969.

HAROLD J. MARIONEAUX, JR., 43, has served as a director of the Company since November 1994. Since 1990, he has practiced as a dental surgeon and since 1993 has acted as a certified financial planner.

PETER M. MEREDITH, JR., 47, has served as a director of the Company and as Chairman of the Board of Directors since May 1994. Since 1978, he has served in various executive capacities with Meredith Construction Company, Inc. Since 1995, he has been the Chairman of the Board of Directors of Heritage Bank.

CHARLES H. MERRIMAN, III, 65, has served as a director of the Company since March 1998. He is currently a Managing Director with Scott & Stringfellow, an investment banking firm, where he has served in various capacities since 1972.

AUGUSTUS C. MILLER, 65, has served as a director of the Company since August 1994. Since 1977, he has been President and Chief Executive Officer of Miller Oil Co., Inc., a distributor of fuels.

PAUL F. MILLER, 67, has served as a director of the Company since May 1994. Since 1987, he has served as Director of Planning and Development for the City of Newport News, Virginia.

JUAN M. MONTERO, II, 57, has served as a director of the Company since July 1995. Since 1972, he has engaged in the private practice of general and thoracic surgery.

R. SCOTT MORGAN, SR., 54, has served as a director of the Company since September 1997. From 1995 through 1997, Mr. Morgan had been Executive Vice President and Corporate Banking Manager with the Corporate Banking Group of Branch Bank & Trust Corp. Between 1992 and 1995, he was employed in various capacities with Commerce Bank.

JAMES W. NOEL, JR., 43, has served as a director of the Company since August 1994. Since 1993, Mr. Noel has been the Executive Director of the York County Industrial Development Authority. Between 1991 and 1993, he served in various capacities with the City of Portsmouth, Virginia.

RICHARD G. ORNSTEIN, 57, has served as a director of the Company and a member of the Executive Committee since September 1997. Since 1964, Mr. Ornstein has been privately engaged in real estate management and development.

JORDAN E. SLONE, 37, has served as a director of the Company since July 1995. Since 1987, Mr. Slone has been Chairman and Chief Executive Officer of the Harbor Group Companies, a diversified real estate and financial services firm.

         DIRECTORS ARE ELECTED BY A "PLURALITY" OF SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING. FOR THE PURPOSES OF THE ANNUAL MEETING, THIS MEANS THAT THE 21 DIRECTOR NOMINEES WITH THE MOST AFFIRMATIVE VOTES WILL BE ELECTED.

THE BOARD OF DIRECTORS RECOMMENDS THAT ALL STOCKHOLDERS VOTE "FOR" THE DIRECTOR-NOMINEES SET FORTH ABOVE.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

MEETINGS

         The business of the Company is managed under the direction of the Board of Directors. The Board of Directors meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring approval by the Board of Directors. It also holds special meetings when an important matter requires action by the Board of Directors between scheduled meetings. The Board of Directors held three meetings during fiscal year 1999. All of the members of the Board of Directors except Mr. Lindauer are independent directors. During fiscal year 1999, each member of the Board of Directors, other than Mr. Ellis, Mr. Low, Mr. Marioneaux, Mr. Meredith, Mr. Morgan and Mr. Ornstein, who are nominees, and Mr. Schreiber, who is not a nominee, who each attended two meetings, Mr. Chisman and Mr. Paul Miller, who each attended one meeting, and Mr. Augustus Miller and Mr. Noel, who attended no meetings, participated in at least 75% of all meetings of the Board of Directors and at least 75% of all meetings of the applicable committees (other than the Executive Committee as discussed below) during the period for which he or she was a director. During 1999, directors did not receive any compensation for attending Board of Directors meetings. Directors who are also employees of the Company receive no compensation from the Company in their capacity as directors. The Company reimburses all of its directors for travel and out of pocket expenses in connection with their attendance at meetings of the Board of Directors.

COMMITTEES

         The Board of Directors has established an Executive Committee ("Executive Committee"), an Audit Committee ("Audit Committee") and a Compensation/Stock Option Committee ("Compensation Committee"). The Company's Articles of Incorporation provide for the appointment by the Board of Directors of an Executive Committee comprised of not less than five nor more than nine members, all of whom must be a member of the Board of Directors. The Executive Committee was constituted by the Board of Directors in December 1993 and, under Virginia law, may exercise all the authority of the Board of Directors except that it may not (i) approve or recommend to shareholders action that Virginia law requires to be approved by shareholders, (ii) fill vacancies on the Board of Directors or any committee, (iii) amend the Articles of Incorporation, (iv) adopt, amend, or repeal the Bylaws, (v) approve a plan of merger, (vi) authorize or approve a distribution, except according to a general formula or method prescribed by the Board of Directors, or (vii) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation of the relative rights, preferences and limitations of a class or series of shares within limits specifically prescribed by the Board of Directors. The Executive Committee is delegated the power, with certain exceptions, of the Board of Directors to act in place of the full Board during all periods between regular meetings of the Board. The Executive Committee met 17 times during 1999. Members of the Executive Committee did not receive a fee for attending Executive Committee meetings. All members of the Executive Committee attended at least 75% of all Executive Committee meetings, except for Mr. Chisman, Mr. Meredith, Mr. Merriman and Mr. Ornstein in 1999. The members of the Executive Committee are Messrs. Chisman, Hardee, Lindauer, Low, Meredith, Merriman, Morgan, and Ornstein.

          The Audit Committee is empowered by the Board of Directors to, among other things, recommend the firm to be employed by the Company as its independent auditor and to consult with such auditor regarding audits and the adequacy of internal accounting controls. The Audit Committee held three meetings in 1999. The members of the Audit Committee are Mr. Low, Ms. Bennett, and Mr. Frost.

         The Compensation Committee makes recommendations to the Board of Directors as to, among other things, the compensation of the Chief Executive Officer, each officer who is also a director of the Company and designated other members of senior management, as well as new compensation and stock plans. The Compensation Committee met two times in 1999. The members of the Compensation Committee are Messrs. Chisman, Hardee, and Meredith.

IDENTIFICATION OF DIRECTOR-NOMINEES

         The Company will consider director-nominees recommended by shareholders, although it has not actively solicited recommendations from shareholders for nominees nor has the Company established any procedure for this purpose for the Annual Meeting.

                       EXECUTIVE AND DIRECTOR COMPENSATION

         The table below sets forth certain information regarding cash and other compensation earned during fiscal year 1999 by each director and four other executive officers receiving compensation in excess of $100,000 in 1999.

                           SUMMARY COMPENSATION TABLE




                                                    Annual Compensation
                                          ------------------------------------------------------


    Name and Principal                                                        Other Annual
         Position               Year         Salary             Bonus         Compensation
   --------------------       --------    ------------       -----------      ------------
     J. Alan Lindauer           1999         $130,000           $20,000               --
      CEO & President           1998          130,000             --                  --

    Gerald T. McDonald          1999           95,000            20,000                --
      CFO & Secretary           1998           39,583(3)         15,000                --

     Robert P. Louthan          1999           80,000            95,000                --
 Vice President & Business
        Development
          Officer               1998           40,000*(4)          --                  --

      Lex W. Troutman           1999           70,000            71,250                --
   Business Development
          Officer               1998           11,667(5)           --                  --



                                                 (1)
                                             Long-term
                                            Compensation
                                              Awards
                                         ----------------
                                             Securities             (2)
                                             Underlying
    Name and Principal                       Options /           All Other
         Position               Year          SARs(#)          Compensation            401K             Life
   --------------------       --------    ---------------     --------------       ------------     ----------
     J. Alan Lindauer           1999             --               $4,500              3,900               63
      CEO & President           1998           26,250               --                  --                --

    Gerald T. McDonald          1999             --                3,400              3,300               124
      CFO & Secretary           1998           21,000               --                  --                --

     Robert P. Louthan          1999             --                3,800
 Vice President & Business
        Development
          Officer               1998           10,500               --                3,750               32

      Lex W. Troutman           1999           10,500              4,300              4,232               54
   Business Development
          Officer               1998             --                 --                  --                --



(1) Amount represents stock options granted in the year indicated. Amount includes the increase in the number of options granted as a result of the 5% stock dividend issued in March 1999.
(2) Includes 401(k) match and term life insurance premiums paid on behalf of the named executive officers.
(3)      Mr. McDonald began employment with the Company in February 1998.
(4)      Mr. Louthan began employment with the Company in January 1998.
(5)      Mr. Troutman began employment with the Company in May 1998.

                                           Option/SAR Grants in Last Fiscal Year

------------------------------------------------------------------------------------------------------------------------------------
                                         Individual Grants
-----------------------------------------------------------------------------------------

                                             Number of          Percent of total
                                            Securities            options/SARs
                                            Underlying             granted to            Excise of                        Grant date
                                           Options/SARs           employees in          base price        Expiration        Present
                Name                        Granted (#)            fiscal year            ($/Sh)             date          Value ($)
-------------------------------------- ---------------------- ---------------------- ------------------ --------------- ------------

Lex W. Troutman
  Business Development Officer                10,500                   50%                $8.625            5/1/08          23,900

-------------------------------------- ---------------------- ---------------------- ------------------ --------------- ------------


The Black-Scholes pricing model was used to determine the Grant Date Present Value. The following assumptions were used in the calculation. Expected volatility of 17.3%; risk-free rate of return 6.01%; no dividend yield ; and a time of exercise of 5 years.


                             Aggregated Option/SAR Exercises in Last Fiscal Year
                                    and Fiscal Year-End Option/SAR Values

--------------------------------------------------------------------------------- -------------------------- -----------------------

                                                                                           Number of
                                                                                          securities                  Value of
                                                                                          underlying                 Unexercised
                                                                                          unexercised               in-the-money
                                                                                         options/SARs               options/SARs
                                                                                         at FY-end (#)              at FY-end($)

------------------------------------- --------------------- ---------------------- -------------------------- ----------------------

                                        Shares acquired             Value                Exercisable/               Exercisable/
                Name                     on excise (#)          Realized ($)             Unexercisable              Unexercisable

J. Alan Lindauer
  CEO & President                              --                    --                  18,900/7,350

Gerald T. McDonald
  CFO & Secretary                              --                    --                  18,900/2,100

Robert P. Louthan
  Vice President &   Business
  Development Officer                          --                    --                    10,500/--

Lex W. Troutman
  Business Development Officer                 --                    --                   3,500/7,000

------------------------------------- --------------------- ---------------------- -------------------------- ----------------------

EMPLOYMENT AGREEMENT

         Mr. Lindauer is employed as the Company's President and Chief Executive Officer under an employment agreement dated January 1, 1998 ("Lindauer Employment Agreement"). The Lindauer Employment Agreement expires on December 31, 2002, unless terminated earlier in accordance with its terms. Mr. Lindauer is paid an annual salary of $130,000. The Lindauer Employment Agreement includes a two-year covenant not to compete with the Company within the Commonwealth of Virginia and a one-year employee nonsolicitation clause and imposes certain non-disclosure obligations on Mr. Lindauer with respect to the Company's confidential and proprietary information.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, officers and persons who beneficially own more than 10% of a registered class of stock of the Company to file initial reports of ownership (Forms 3) and reports of changes in beneficial ownership (Forms 4 and 5) with the SEC and NASDAQ. Such persons are also required under the rules and regulations promulgated by the SEC to furnish the Company with copies of all
Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company, the Company believes that all reporting requirements under Section 16(a) for 1999 were met in a timely manner by its directors, officers and greater than 10% beneficial owners.


                PROPOSAL 2. APPROVAL OF AMENDMENT TO THE COMPANY'S 1998 EMPLOYEE
                                 STOCK OPTION PLAN

INTRODUCTION

         The Company shareholders are being asked to approve an amendment ("Amendment") to the Company's 1998 Employee Stock Option Plan (the "Plan"). The Amendment increases the number of shares of the Company's Common Stock that may be issued under the Plan from 105,000 shares to 200,000 shares. The number of shares available under the Plan increased from 100,000 to 105,000 by its terms when the Company declared a 5% stock dividend in 1999. The Plan was created as a means of attracting and retaining outstanding management personnel and employees and to more closely align these individuals' interests with those of the Company's shareholders. The Company believes that an adequate reserve of shares available for issuance under the Plan is necessary to enable the Company to compete effectively with other companies to secure and retain valuable employees.

         OPTIONS GRANTED IN 1999. The following table sets forth certain information regarding stock option awards that were granted under the Plan in fiscal year 1999 to certain executive officers and employees. Directors who are not executive officers or employees of the Company are not eligible for participation under the Plan.



                                                                     NUMBER OF
                        NAME AND POSITION                         OPTIONS GRANTED             GRANT PRICE
                        -----------------                         ---------------             -----------

Lex W. Troutman
   Business Development Officer                                        10,500                     $8.21

Martin N. Speroni                                                      10,500                      8.21
   Director of  Research
All other Executive Officers as a group                                   -0-                       -0-
All other employees including current officers who
   are not Executive Officers                                             -0-                       -0-


         The Board of Directors believes that stock options are a competitive necessity in its industry to attract and retain employees with the skill, intelligence, education and experience on whose success the Company is largely dependent. Stock options are used by the Company as a major element of the compensation package for many different levels of employees because they foster proprietary identification with the Company and encourage them to exert maximum efforts for its success. The Company originally granted Mr. Troutman and Mr. Speroni options to purchase 10,000 shares, which were adjusted to the right to purchase 10,500 shares as a consequence of the 5% stock dividend declared by the Company in February, 1999.

         APPROVAL OF THE AMENDMENT BY THE SHAREHOLDERS REQUIRES THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING.

         THE BOARD OF DIRECTORS RECOMMENDS THAT ALL STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE EMPLOYEE PLAN.


                    PROPOSAL 3. RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors, upon recommendation of its Audit Committee, intends to appoint KPMG LLP as the firm of independent certified public accountants to audit the financial statements of the Company for the fiscal year ending June 30, 2000, and the Board of Directors desires that such appointment be ratified by the shareholders. KPMG LLP has audited the financial statements of the Company since June 30, 1997.

         A representative of KPMG LLP will be present at the Annual Meeting and available to respond to appropriate questions.

         RATIFICATION BY THE SHAREHOLDERS OF KPMG LLP REQUIRES THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S AUDITORS.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters that will be presented for action at the Annual Meeting other than those described above or matters incident to the conduct of the Annual Meeting. If, however, any other matters not presently known to management should come before the Annual Meeting, it is intended that the shares represented by the Proxy will be voted on such matters in accordance with the discretion of the holders of such proxy.

                        SUBMISSION OF PROPOSALS FOR 1999

         The next Annual Meeting of Shareholders will be held on or about October 26, 2000. Any shareholder who wishes to submit a proposal for consideration at that meeting, and who wishes to have such proposal included in the Company's proxy statement for that meeting, must submit the proposal in writing to J. Alan Lindauer, President and Chief Executive Officer, at 300 East Main Street, Suite 1380, Norfolk, VA 23510 by July 14, 2000.

                                     GENERAL

         The Company's 1999 Annual Report to Shareholders accompanies this Proxy Statement. The 1999 Annual Report to Shareholders does not form any part of the material for the solicitation of proxies. Upon written request, the Company will provide shareholders with a copy of its Report on Form 10-K and Form N-SAR for the year ended June 30, 1999 (the "Form N-SAR"), as filed with the Securities and Exchange Commission, without charge. Please direct written requests for a copy of the Form 10-K and Form N-SAR to: Gerald T. McDonald, Chief Financial Officer, Waterside Capital Corporation, 300 East Main Street, Suite 1380, Norfolk, VA 23510.

              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY

                                  By Order of the Board of Directors



                                  September 7, 1999

                          EXHIBIT A TO PROXY STATEMENT

                          WATERSIDE CAPITAL CORPORATION
                           FORM OF FIRST AMENDMENT TO
                         1998 EMPLOYEE STOCK OPTION PLAN

Section 4 of Waterside Capital Corporation's 1998 Employee Stock Option Plan is deleted in its entirety and is replaced with the following:

                           4.       CAPITAL STOCK AVAILABLE FOR AWARDS.

                                    The number of shares of common stock of the
                  Company for which Awards may be granted under the Plan shall not exceed 200,000. As soon as possible after adoption of the Plan by the Company's shareholders, the Company shall take whatever actions are necessary to file required documents with the U.S. Securities and Exchange Commission and any other appropriate governmental authorities and stock exchanges to make shares of stock available for issuance pursuant to Awards. Stock related to Awards that are forfeited, terminated, expire unexercised, or are settled in such manner that all or some of the shares covered by an Award under this Plan are not issued to a Participant shall immediately become available for Awards under this Plan.

                         WATERSIDE CAPITAL CORPORATION
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 25, 1999

     The undersigned, having received the Annual Report to Shareholders and the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement dated September 7, 1999, hereby appoints Ernest F. Hardee and Peter M. Meredith, Jr. (each with the power to act alone) as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as directed below, all the shares of the Common Stock of Waterside Capital Corporation held of record by the undersigned on August 31, 1998, at the Annual Meeting of Shareholders to be held on October 25, 1999, and any adjournment thereof.

1. To elect 21 directors to hold office for a term of one year and until their respective successors are elected and qualified;

        [ ] FOR the nominees listed below  [ ] WITHHOLD AUTHORITY to
           (except as deleted below)           vote for all of the
                                               nominees listed below


NOMINEES: James E. Andrews, Donna C. Bennett, J.W. Whiting Chisman, Jr., Jeffrey R. Ellis, Eric L. Fox, Roger L. Frost, Ernest F. Hardee, Henry U. Harris, III, J. Alan Lindauer, Robert I. Low, Harold J. Marioneaux, Jr., Peter
M. Meredith, Jr., Charles H. Merriman, Augustus C. Miller, Paul F. Miller, Juan
M. Montero, II, R. Scott Morgan, Sr., James W. Noel, Jr., Richard G. Ornstein, Marvin S. Friedberg and Jordan E. Slone

2. To approve an amendment to the Company's 1998 Employee Stock Option Plan.
        [ ] FOR            [ ] AGAINST               [ ] ABSTAIN

3.To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for 2000.
        [ ] FOR            [ ] AGAINST               [ ] ABSTAIN


                       (TO BE SIGNED ON THE REVERSE SIDE)

4. To act upon such other matters as may properly come before the meeting or any adjournment thereof.


THIS PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS EXERCISE. THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. WHEN NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR 1, 2, AND 3.




                                              --------------------------------
                                                           Signature


                                              --------------------------------
                                                           Signature


                                                NOTE: Please sign your name(s)
                                                exactly as they appear hereon.
                                                If signer is a corporation,
                                                please sign the full corporate
                                                name by duly authorized
                                                officer. If any attorney,
                                                guardian, administrator,
                                                executor, or trustee, please
                                                give full title as such. If a
                                                partnership, sign in
                                                partnership name by authorized
                                                person.






                  PLEASE COMPLETE, DATE, SIGN AND RETURN THIS
                  PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.